UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2011

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

                                                                       Federal                         0-25165                      14-1809721
                                                                (State or Other Jurisdiction                                  (Commission File No.)                           (I.R.S. Employer
                                                                   of Incorporation)                                                                                                            Identification No.)

                                                                                 302 Main Street, Catskill, New York                                                                           12414
                                                                            (Address of Principal Executive Offices)                                                                              (Zip Code)

                                                                                                        Registrant’s telephone number, including area code:    (518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On November 5, 2011, Greene County Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting, shareholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.
                                   Broker
1.	The election of directors	For	Withheld	non-votes

Martin C. Smith	3,364,589	9,540	380,025

Dennis R. O'Grady	3,364,589	9,540	380,025

                                      2.      The ratification of the appointment of ParenteBeard, LCC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2012.

For	Against Abstain

3,750,198	1,407	2,549

Item 9.01                     Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

         (d)   Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

DATE:  November 9, 2011                                                                  By: /s/ Donald E. Gibson
         Donald E. Gibson
         President and Chief Executive Officer